SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) August 20, 2002



                        New World Restaurant Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                          0-27148                             13-3690261
(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
Incorporation)                                                              No.)


                             246 Industrial Way West
                          Eatontown, New Jersey 07724
               (Address of Principal Executive Offices) (Zip Code)



                                 (732) 544-0155
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5. Other Events and Regulation FD Disclosure.

     Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company's receipt of additional proceeds from the ENBC/ENBP bankruptcy estates and the bankruptcy court's approval of the settlement regarding the distribution of assets of the two estates. Reference is also made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.2, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company's adjusted EBITDA for the quarter ended July 2, 2002, which it expects to approximate $11.4 million, and the delay in filing of its Form 10-Q for the second quarter of fiscal 2002.


ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit           Description

99.1              Press Release issued August 20, 2002.

99.2              Press Release issued August 22, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW WORLD RESTAURANT GROUP, INC.



                                       BY:  /s/ Max Craig
                                            ---------------------------------
                                            Name: Max Craig
                                            Title:   Chief Financial Officer


Date:  August 23, 2002

                                                                    Exhibit 99.1

                    NEW WORLD TO RECEIVE ADDITIONAL PROCEEDS
                       FROM ENBC/ENBP BANKRUPTCY ESTATES;
             COURT APPROVES SETTLEMENT REGARDING ASSET DISTRIBUTION

EATONTOWN, N.J. (8/20/02)--New World Restaurant Group (Pink Sheets: NWCI) today announced that the Bankruptcy Court with jurisdiction of the proceedings of ENBC, Inc. (formerly Einstein/Noah Bagel Corp.), and ENBP, L.P. (formerly Einstein/Noah Bagel Partners) approved a settlement of the litigation concerning the distribution of the assets of the two estates. Under the settlement agreement approved by the court, $17.1 million is to be paid to creditors of ENBC, of which approximately 49 percent, or $8.3 million, is to be paid to New World. Distribution of the proceeds from the ENBC and ENBP estates approved today in the U.S. Bankruptcy Court, District of Arizona, follows earlier distributions to New World totaling $27.9 million, bringing the company's aggregate proceeds to date to approximately $36.2 million.

The payments are made in connection with New World's ownership of approximately $61.5 million in bonds issued by ENBC, which, along with ENBP, filed for Chapter 11 bankruptcy protection in April 2000. In June 2001, New World acquired the assets of ENBC and ENBP at a bankruptcy auction for $160 million in cash and the assumption of certain liabilities.

All proceeds from the bankruptcy distributions are being utilized by New World to repay an asset-backed secured loan to its wholly owned non-restricted subsidiary, EnbcDeb Corp., and an investment in New World Greenlight, LLC. As of July 2, 2002, the amounts owed aggregated $15.0 million after giving effect to distributions since that date, including the amount to be paid under the settlement agreement. New World may receive additional proceeds distributed before the bankruptcy case is closed, with the amount of future distributions uncertain at this time. Any remaining amounts then owed by New World on the asset-backed loan and the investment will be settled by the issuance of preferred stock.

"With today's action in the Bankruptcy Court, we've taken another major step in closing the book on the Einstein acquisition," said Anthony Wedo, New World chairman and CEO. "Following this latest distribution, the actual proceeds exceed by approximately $2.0 million the carrying value of the investment as stated at fiscal 2001 year end."

New World is a leading company in the quick casual sandwich industry, the fastest-growing restaurant segment. The company operates locations primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of July 2, 2002, the company's retail system consisted of 460 company-owned locations and 290 franchised and licensed locations in 34 states. The company also operates one dough production facility and one coffee roasting plant.

****

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would," "believe" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the company's SEC filings.

####
CONTACTS:
Media: Judy Feinberg, Edelman, (312) 240-2817, judy.feinberg@edelman.com
Investors: Bill Parness, Parness & Associates, (732) 290-0121;
parnespr@optonline.net

                                                                    Exhibit 99.2

           NEW WORLD EXPECTS 2ND QUARTER ADJUSTED EBITDA TO INCREASE;
                   FILING DELAYED BY ANTICIPATED RESTATEMENTS

o Adjusted EBITDA for 2nd quarter expected to approximate $11.4 mil., continuing ongoing improvement; same-store sales rose 1.7%
o Restatements not expected to impact revenues, EBITDA or operating income/loss

EATONTOWN, N.J. (8/22/02)--New World Restaurant Group (Pink Sheets: NWCI) today announced that it expects adjusted EBITDA for the quarter ended July 2, 2002, to approximate $11.4 million. Adjusted EBITDA excludes unusual charges and legal expenses. The company also announced that the filing of its Form 10-Q for the second quarter of fiscal 2002 will be delayed by anticipated restatements of its financial statements for the four trailing quarters. On July 29, 2002, the company replaced its independent auditors for those historical periods, Arthur Andersen, LLP, with new independent auditors, Grant Thornton, LLP. A review by its new auditors of the accounting treatment in those periods of the company's increasing rate indebtedness, Series F preferred stock and related warrants has led to the anticipated restatements, which are expected to involve non-cash components of interest expense, preferred dividends and accretion, and earnings per share. The company does not currently anticipate that these restatements will have any material effect on its income/loss from operations for any of the periods involved.

The anticipated restatements cover the quarters ended July 3, 2001, October 2, 2001, January 1, 2002, and April 2, 2002, and the fiscal year ended January 1, 2002. "Because these anticipated changes apply to non-cash items, we do not expect these restatements to have any material effect on our revenues, EBITDA or income/loss from operations," said New World chief financial officer Max Craig, who joined the company in June 2002. "Given the complexity of the computations related to these issues, we cannot provide a reasonable estimate of the impact, positive or negative, on our financial statements for the affected periods at this time."

The issues related to the restatements were fully disclosed in a Form 12b-25 Notification of Late Filing filed by New World with the Securities and Exchange Commission on August 16, 2002.

"The expected second quarter performance demonstrates the continued strength of our core business," said New World chairman and CEO Anthony Wedo. "The successful results also are evidence of our ability to achieve important synergy savings from the consolidation of the New World and Einstein/Noah organizations." Second quarter same-store sales in company-operated Einstein/Noah locations rose 1.7% over the corresponding 2001 period. Wedo added that same-store sales continue to increase during this year's third quarter.

New World is continuing the ongoing review of its second quarter results, in consultation with its new auditors. Until this review is completed, the company's results are subject to change. Because of the change in auditors, the company cannot say with certainty when the review will be completed.

New World is a leading company in the quick casual sandwich industry, the fastest-growing restaurant segment. The company operates locations primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of July 2, 2002, the company's retail system consisted of 460 company-owned locations and 290 franchised and licensed locations in 34 states. The company also operates one dough production facility and one coffee roasting plant.

****
Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would," "believe" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the company's SEC filings.

####
CONTACTS:
Media:  Judy Feinberg, Edelman, (312) 240-2817; judy.feinberg@edelman.com
Investors: Bill Parness, Parness & Associates, (732) 290-0121;
parnespr@optonline.net